UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2006
INSURANCE AUTO AUCTIONS, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or Other Jurisdiction of Incorporation)	033-43247 (Commission File Number)	95-3790111 (IRS Employer Identification No.)
Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154
(Address of principal executive offices) (Zip Code)
(708) 492-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event
On December 22, 2006, the Registrant issued a press release announcing its plan to combine operations with ADESA, Inc. A copy of the Registrant’s release is attached hereto as Exhibit 99.1, and the information therein is incorporated herein by reference.
Exhibit 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press release of the Registrant, dated December 22, 2006, disclosing plans to combine operations with ADESA, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insurance Auto Auctions, Inc.
	By:	/s/ Thomas C. O’Brien
Thomas C. O’Brien
Date: December 29, 2006		Chief Executive Officer

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